Exhibit 10.1

CONFIDENTIAL TREATMENT REQUESTED – CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION. THE OMITTED PORTIONS HAVE BEEN REPLACED WITH "[***]

CHANGE MANAGEMENT FORM 12
TO STATEMENT OF WORK 3

Program: Support.com, Inc. (“Vendor”), Xfinity Home Remote Support Program SOW #3 (“SOW 3”) dated March 21, 2014		PCR No.:
Originator: Joy Park		Date: February 3, 2017
Department: NCO	Phone #: [***]	Title: Vice President
Locations Impacted: Work at Home Locations
Requested Implementation Date: See below
Estimated Hours: (LOE)	☒Billable ☐ Non-Billable	Billing Rate/Hour: See SOW
Fixed Fee Cost (if applicable) N/A
Type of Change: Expanding channel of support to chat through the XH mobile chat app
Scope of Change:	☒ Minor (Anything within current contract)	☐Major (may require contract amendment) MUST BE REVIEWED BY Business and/or P&L Owner

Reason for Change: Comcast and Vendor agree that the purpose of this change management form (“CMF”) is to expand the channel of support to chat as set forth in more detail below.  Unless specifically provided in this CMF, all other terms of SOW 3 remain unchanged.

Area(s) of Change
☐ Accounting/Payroll		☐ Network
☐ Data Processing		☒ Resource Planning
☐ General Facilities		☐ Quality Assurance
☐ Human Resources		☐ Telecom
☐ IT/BI		☐ Training
☐ Operations		☐ Recruiting
☒ Other: XH Mobile Chat App Support

The parties, for good and valuable consideration, the receipt of which is hereby acknowledged, agree to the following:

1.
Vendor shall hire and provide new hire training to full time equivalent personnel (“FTEs”), the number of FTEs to be pre-approved by Comcast, for Xfinity Home (“XH”) voice support.  Vendor shall invoice Comcast for such New Hire training at the Training Hourly Rate as set forth in SOW 3.

2.
Vendor shall provide [***] of Up-training to the XH voice support FTEs who shall provide XH mobile chat app support, such support may be in addition to XH voice support as directed by Comcast.  Vendor shall invoice Comcast for such Up-training at the Productive Hour Rate as set forth in SOW 3.

3.
Effective for [***] as designated by Comcast in writing (including e-mail) to Vendor (“XH Mobile Chat App Term”), the XH voice FTEs up-trained in XH mobile chat app support shall provide chat support through the XH mobile chat app (“XH Mobile Chat App Services”) and/or XH voice support to Comcast customers as designated by Comcast.

4.	XH Mobile Chat App Services shall be provided to Comcast from Monday through Sunday during the hours of [***].

5.	Vendor shall invoice XH Mobile Chat App Services at the Productive Hour Rate as set forth in SOW 3.

6.
For purposes of the XH Mobile Chat App Services only, line adherence shall not apply and Comcast and Vendor shall mutually agree on the productive hours to be performed by Vendor during the XH Mobile Chat App Term (“XH Mobile Chat App Forecast”).  Unless otherwise agreed to by the parties, each XH Mobile Chat App Forecast will include the FTE personnel needed to support the XH Mobile Chat App Forecast.  FTEs will be in a productive state, defined as chat time, wrap time, available time, outbound time, an estimate [***]. The parties shall work together to develop a planning model to staff FTE inclusive of new hire plans, shrinkage, AHT, and other assumptions that support the delivery of XH Mobile Chat App Services.  Comcast and Vendor will mutually agree upon and participate in the preparation of other workload volume forecasts, as reasonably required for the successful performance of the XH Mobile Chat App Services.

7.	Comcast shall have the right to terminate the XH Mobile Chat App Services at any time and for any reason.

Comcast Authorization
Comcast Representative’s Signature	/s/Joy Park

Print Name	Joy Park	Date	3/7/2017

Vendor Authorization
Vendor Representative’s Signature	/s/Rick Bloom

Print Name	Rick Bloom	Date	3/8/2017

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION ***